                                                     Rule 497(b)
                                                     Registration No. 33-49354

PROSPECTUS
FEBRUARY 28, 1996

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
    P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 PHONE NO. (609) 282-2800
                            ------------------------


     Merrill Lynch Consults International Portfolio, a Massachusetts business trust (the 'Fund'), is a diversified, open-end management investment company seeking the highest total investment return consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States equity securities. Total investment return is the aggregate of income and capital value changes. Distribution of shares of the Fund is limited to current clients of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service. The Fund is designed for Merrill Lynch Consults(Registered) Service and Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service clients who seek to internationally diversify a portion of their investment portfolio. For more information on the Fund's investment objective and policies, please see 'Investment Objective and Policies' on page 5.


     The Fund offers shares (the 'shares') which may be purchased at a price equal to the next determined net asset value per share. Shares of the Fund are not subject to any sales charge, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets and an ongoing distribution fee at an annual rate of 0.75% of average daily net assets.


     Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the 'Distributor'), P.O. Box 9081, Princeton, New Jersey 08543-9081 ((609) 282-2800), which has entered into a dealer agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch'). Shareholders may redeem their shares at any time at the next determined net asset value. The minimum initial purchase is $5,000, and the minimum subsequent purchase is $1,000. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Such fee is presently waived for clients of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service. Redemptions directly through the
Fund's transfer agent are not subject to processing fees. See 'Purchase of Shares' and 'Redemption of Shares.'

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------



     This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated February 28, 1996 (the 'Statement of Additional Information'), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

                            ------------------------

     MERRILL LYNCH (SUISSE) INVESTMENT MANAGEMENT S.A.--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

     The following table illustrates expenses and fees that you would incur as a shareholder of the Fund.


SHAREHOLDER TRANSACTION EXPENSES:
  Sales Load Imposed on Purchases...............................................................             None
  Sales Load Imposed on Dividend Reinvestments..................................................             None
  Redemption Fees...............................................................................             None
  Exchange Fees.................................................................................   Not Applicable
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS) FOR THE YEAR ENDED
  OCTOBER 31, 1995:
  Investment Adviser Fees.......................................................................             0.75%
  Administrative Fees(a)........................................................................             0.25%
  12b-1 Fees(b)
     Account Maintenance Fees...................................................................             0.25%
     Distribution Fees..........................................................................             0.75%
OTHER EXPENSES:
  Custodian Fees................................................................................             0.10%
  Shareholder Servicing Costs(c)................................................................             0.03%
  Other(d)......................................................................................             0.22%
                                                                                                   --------------
  Total Other Expenses..........................................................................             0.35%
                                                                                                   --------------
TOTAL FUND OPERATING EXPENSES...................................................................             2.35%
                                                                                                   --------------
                                                                                                   --------------


---------------

(a) See 'Management of the Fund--Administrator'--page 14.


(b) See 'Purchase of Shares--Distribution Plan'--page 15.


(c) See 'Management of the Fund--Transfer Agency Services'--page 14.


(d) Each client of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service is charged an annual fee of up to 3% (charged on a quarterly basis) of the value of such client's portfolio. However, no such fee is imposed on the portion of the client's assets maintained in the Fund. An investment made directly in the Fund will not be subject to the 3% charge at any time while the assets remain in the Fund.




                                                                                  CUMULATIVE EXPENSES PAID FOR THE
                                                                                             PERIOD OF:
                                                                              ----------------------------------------
  EXAMPLE:                                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                              ------    -------    -------    --------
          An investor would pay the following expenses on a $1,000
     investment, whether or not the investor redeems his investment at the end of the period, assuming (1) an operating expense ratio of 2.35%
     and (2) a 5% annual return throughout the periods:                        $ 24       $73       $ 125       $269



     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATE OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATE OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Shareholders who own their shares for an extended period of time may pay more in account maintenance and distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Such fee is presently waived for clients of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service. Redemptions directly through the Transfer Agent are not subject to the processing fee. See 'Purchase of Shares' and 'Redemption of Shares.'

                              FINANCIAL HIGHLIGHTS


     The financial information in the table below has been audited in conjunction with the audits of the financial statements of the Fund by Ernst & Young LLP, independent auditors. Financial statements for the year ended October 31, 1995 and the independent auditors' report thereon, are included in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or writing the Fund at the telephone number or address on the front cover of this Prospectus.


     The following per share data and ratios have been derived from information provided in the financial statements.



                                                                                               FOR THE PERIOD
                                                                                                 SEPT. 14,
                                                            FOR THE YEAR ENDED OCTOBER 31,        1992+ TO
                                                           --------------------------------       OCT. 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                     1995++      1994++      1993++         1992++
                                                           --------    --------    --------    --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................   $  12.83    $  11.74    $   9.60       $  10.00
                                                           --------    --------    --------    --------------
  Investment loss--net..................................       (.05)       (.12)       (.08)          (.02)
  Realized and unrealized gain (loss) on
     investments--net...................................       (.18)       1.26        2.22           (.38)
                                                           --------    --------    --------    --------------
Total from investment operations........................       (.23)       1.14        2.14           (.40)
                                                           --------    --------    --------    --------------
Less distributions from realized gain on
  investments--net......................................       (.32)       (.05)      --           --
                                                           --------    --------    --------    --------------
Net asset value, end of period..........................   $  12.28    $  12.83    $  11.74       $   9.60
                                                           --------    --------    --------    --------------
                                                           --------    --------    --------    --------------
TOTAL INVESTMENT RETURN:
Based on net asset value per share......................     (1.68%)       9.74%      22.29%        (4.00%)#
                                                           --------    --------    --------    --------------
                                                           --------    --------    --------    --------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement and excluding account
  maintenance and distribution fees.....................       1.35%       1.27%       1.76%          2.50%*
                                                           --------    --------    --------    --------------
                                                           --------    --------    --------    --------------
Expenses, net of reimbursement..........................       2.35%       2.27%       2.76%          3.50%*
                                                           --------    --------    --------    --------------
                                                           --------    --------    --------    --------------
Expenses................................................       2.35%       2.27%       2.76%          4.45%*
                                                           --------    --------    --------    --------------
                                                           --------    --------    --------    --------------
Investment loss--net....................................       (.41%)      (.56%)      (.86%)        (2.77%)*
                                                           --------    --------    --------    --------------
                                                           --------    --------    --------    --------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................   $197,077    $272,487    $175,756       $ 16,636
                                                           --------    --------    --------    --------------
                                                           --------    --------    --------    --------------
Portfolio turnover......................................      17.31%      24.64%      32.54%          0.00%
                                                           --------    --------    --------    --------------
                                                           --------    --------    --------    --------------


---------------


 * Annualized.


 + Commencement of Operations.


++ Based on average number of shares outstanding during the period.



 # Aggregate total investment return.


See Notes to Financial Statements.

                        RISKS AND SPECIAL CONSIDERATIONS


     Distribution of shares of the Fund is limited to clients of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service, customized full service approaches to investment management. Pursuant to the Merrill Lynch Consults(Registered) Service Merrill Lynch offers to assist clients in selecting and retaining, from a roster of managers, one or more professional portfolio managers generally emphasizing investment in United States securities. Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service is a service designed by Merrill Lynch to provide business and individual clients with a comprehensive package of consulting, investment and account services. Each client of Merrill Lynch Consults(Registered) Service and Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service is charged an annual fee based upon the value of such client's portfolio. The portion of a client's assets that is maintained in the Fund is not subject to such a fee; however, investors in the Fund incur various charges related to the Fund as described in this Prospectus. The Fund is intended to complement the Merrill Lynch Consults(Registered) Service and the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service, by permitting clients of the services to invest, by investing in shares of the Fund, in a diversified international portfolio of equity securities, other than U.S.
equity securities. The Fund's investment objective is based on the investment philosophy that an internationally diversified portfolio may offer the possibility of a higher expected return than a portfolio comprised of securities from one securities market. Historically, the securities markets of many countries generally have moved relatively independently of one another due to different economic, financial, political and social factors. When markets which are moving in different directions are combined into a single portfolio, there is an offsetting effect which may reduce total portfolio volatility (i.e., risk) without reducing the total portfolio's expected rate of return over time. However, there can be no assurance that, over any time period, non-United States markets will provide higher investment returns, considering relative currency fluctuations, than investment in United States markets or that an internationally diversified portfolio will provide greater returns than a non-diversified portfolio which invests in only certain securities markets.



     Investments on an international basis involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial, political and social factors. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as United States investors are concerned. Currencies of certain foreign countries may be volatile and therefore may affect the value of securities denominated in such currencies. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets. The rate of exchange between the dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by the international balance of payments, the level of interest and inflation rates and other economic and financial conditions, government intervention, speculation and other factors. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Also, it is anticipated that most of the securities held by the Fund will not be registered with the Securities and Exchange Commission nor will the issuers thereof be subject to the reporting requirements of such agency.

     With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. There may be less publicly available information about a foreign company than about a United States company, and foreign companies and companies in smaller, emerging capital markets in particular, may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States companies. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. In addition, certain foreign investments may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets. See 'Additional Information--Taxes.'


     Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in periods when assets of the Fund are temporarily uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counter party failures could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to a purchaser. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States.


     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities since the expenses of the Fund, such as custodial costs, are higher. Transactions effected on behalf of the Fund by Merrill Lynch (Suisse) Investment Management S.A. (the 'Investment Adviser') may be subject to Swiss transactional taxes. Certain foreign investments may be subject to foreign withholding taxes. Shareholders of the Fund do not have an exchange privilege with any other investment company.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek the highest total investment return consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States equity securities. Total investment return is the aggregate of income and capital value changes. The investment objective of the Fund described in this paragraph is a fundamental policy which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.


     In pursuing the Fund's investment objective, its management will utilize a fully-managed investment policy which permits the Fund to take a flexible approach and vary its policies as to geographic and industry diversification based upon its evaluation of international economic and market trends. This evaluation could include such factors as the condition and growth potential of various economies and securities markets, currency and taxation considerations, and other pertinent financial, social, national, and political considerations.

     Under normal circumstances, the Fund will invest in issuers domiciled in at least three countries. It is expected that more than 50% of the Fund's assets will be invested in equity securities of companies located in Western Europe and the Far East, although the Fund may also invest in capital markets throughout the world. For purposes of the Fund's objective, equity securities includes securities convertible into equity securities and securities the values of which are indexed to the market values of equity securities or indices of equity securities. A United States closed-end investment company will be considered to be a non-United States investment if it, in turn, primarily invests in non-United States securities. The Fund may invest in foreign securities in the form of depository receipts, including American Depository Receipts (ADRs) and European Depository Receipts (EDRs), or other securities convertible into securities of foreign issuers. The Fund reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in United States dollars or foreign currencies) and short-term securities, including money market securities. Transactions effected by the Fund may be subject to Swiss federal transactional taxes of 0.15%. The Investment Adviser believes that such transactional taxes will not materially affect the performance of the Fund.


     The Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but can be offered and sold to 'qualified institutional buyers,' such as the Fund, under Rule 144A under that Act ('Rule 144A securities'). The Fund's Board of Trustees has determined to treat as liquid investments any foreign Rule 144A securities that can be freely traded in a meaningful foreign securities market, if the facts and circumstances support such determination. The Board has delegated to the Investment Adviser the daily functionings of determining and monitoring the liquidity of foreign Rule 144A securities, but retains oversight and is ultimately responsible for such determinations.


     As part of the Merrill Lynch Consults(Registered) Service, Merrill Lynch may provide information to its clients regarding the possible change in risk posture of a client's domestic Merrill Lynch Consults(Registered) Service account due to an investment in the Fund. Risk classes are assigned to each domestic Merrill Lynch Consults(Registered) Service investment manager based upon an approximation of its 10 year standard deviation (which is used as a measure of volatility) as calculated by Merrill Lynch Consults(Registered) Service according to information provided by the manager. A risk class is assigned to the Fund based upon an approximation of the 10 year standard deviation of the Morgan Stanley Europe, Asia, Far East Index ('EAFE Index'), a market weighted unmanaged index, as a general proxy for non-domestic equity investments. Any change in risk will be estimated only as it relates to the client's domestic Merrill Lynch Consults(Registered) Service account and the Fund shares held for that account, and not for assets held in other domestic Merrill Lynch Consults(Registered) Service accounts or outside of the Merrill Lynch Consults(Registered) Service. The Fund, which commenced operations in 1992, does not allocate its assets proportionately to the weighting of the EAFE Index and may invest in countries which are not included in the EAFE Index. As a consequence, the Fund's performance may not correlate completely to the EAFE Index. Projections of risk posture based on a measurement of past performance of an investment manager or of an index may not accurately predict future risk posture or performance.

HEDGING TECHNIQUES

     The Fund may engage in various portfolio strategies to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies. These strategies include the use of options on portfolio securities, stock index options, stock index futures, financial futures, currency futures, options on such futures and forward foreign exchange transactions and securities the values of which are indexed to the market values of equity securities, indices of equity securities, currencies or currency units. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's net asset value will continue to fluctuate and no assurance can be given that the Fund's hedging transactions will be effective, the Investment Adviser believes that the ability of the Fund to engage in these hedging transactions may enhance the Fund's ability to reduce the volatility of the net asset value of Fund shares. Furthermore, the Fund will only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies.

     Although certain risks are involved in options and futures transactions (as discussed below in 'Risk Factors in Options, Futures and Currency Transactions'), the Investment Adviser believes that, because the Fund will engage in these transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Because of the nature of options and futures transactions, there are certain risks involved. These risks are described below under 'Risk Factors in Options, Futures and Currency Transactions.'

     Set forth below is a description of the hedging instruments the Fund may utilize with respect to investment and currency risks.

     Writing Covered Call Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

     Purchasing Put Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.


     Stock Index Options and Futures and Financial Futures. The Fund is authorized to engage in transactions in stock index options and futures and financial futures and related options on such futures. The Fund may purchase or write put and call options on stock indices to hedge against the risks of market-wide stock price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in stock index options based on a broad market index, e.g., the Nikkei Index, or on a narrow index representing an industry or market segment.

     The Fund may also purchase and sell stock index futures contracts and financial futures contracts ('futures contracts') as a hedge against adverse changes in the market value of its portfolio securities as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a particular commodity, which may be a security, for a set price on a future date. Unlike most other futures contracts, a stock index futures contract does not require actual delivery of a commodity, in this case securities, but results in cash settlement based upon the difference in value of the stock index between the time the contract was entered into and the time of its settlement. The Fund may effect transactions in stock index futures contracts in connection with equity securities in which it invests. Transactions by the Fund in stock index futures and financial futures are subject to limitations as described below under 'Restrictions on the Use of Futures Transactions.'

     The Fund is authorized to sell futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio that might otherwise result. When the Fund is not fully invested in the securities markets and anticipates a significant market advance, it will be able to purchase futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, an equivalent amount of futures contracts will be terminated by offsetting sales. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under unusual circumstances (e.g., if the Fund experiences a significant amount of redemptions), a long futures position may be terminated without the corresponding purchase of securities.

     The Fund is also authorized to purchase and write call and put options on futures contracts and stock indices in connection with its hedging activities. Generally, these strategies would be utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

     The Fund is also authorized to engage in options and futures transactions on United States and foreign exchanges and in options in the over-the-counter markets ('OTC options'). In general, exchange traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC options transactions are two-party contracts with price and terms negotiated by the buyer and seller. See 'Restrictions on OTC Options' below for information as to restrictions on the use of OTC options.

     The Fund is authorized to purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions could be effected with respect to hedges on non-United States dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in United States dollars of an investment in a yen denominated security. In such circumstances, for example, the Fund can purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a 'straddle'). By selling such call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. The Investment Adviser believes that 'straddles' of the type which may be utilized by the Fund constitute hedging transactions and are consistent with the policies described above.

     Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of securities which it has committed or anticipates to purchase which are denominated in such currency and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency.

     Forward Foreign Exchange Transactions. The Fund has authority to deal in forward foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund will not attempt to hedge all of its foreign portfolio positions.

     Restrictions on the Use of Futures Transactions. Under regulations of the Commodity Futures Trading Commission ('CFTC'), the futures trading activities described herein will not result in the Fund being deemed to be a 'commodity pool,' as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may (i) purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) the Fund may enter into non-hedging transactions, provided that the Fund not enter into such transactions for yield enhancement or risk management purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of its liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

     When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     Restrictions on OTC Options. The Fund will engage in OTC options, including over-the-counter stock index options, over-the-counter foreign currency options and options on foreign currency futures, only with financial institutions or entities which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.


     The staff of the Securities and Exchange Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Fund's existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary United States Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is 'in-the-money' (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is 'in-the-money.' This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Board of Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to change or modification by the Securities and Exchange Commission staff of its position.


     Risk Factors in Options, Futures and Currency Transactions. Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or currencies which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities or currencies, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Investment Adviser's ability to predict correctly price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, the Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, the Fund may purchase or sell fewer stock index options or futures contracts if the volatility of the price of the hedged securities is historically less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches.

     The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, the Investment Adviser believes the Fund can receive on each business day a bid or offer. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a futures commission merchant with whom the Fund has an open position in an option, a futures contract or related option.

     The exchanges on which options on portfolio securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). 'Trading limits' are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

     Because the Fund will engage in the options and futures transactions described above solely in connection with its hedging activities, the Investment Adviser does not believe that such options and futures transactions necessarily will have any significant effect on the Fund's portfolio turnover.

OTHER INVESTMENT PRACTICES

     Portfolio Transactions. In executing portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Under the Investment Company Act of 1940, as amended (the 'Investment Company Act'), persons affiliated with the Fund and persons who are affiliated with such affiliated persons, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission. Such persons may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis and may receive brokerage commissions from the Fund. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., the Fund may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund. It is expected that the majority of the shares of the Fund will be sold by Merrill Lynch. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Under a repurchase agreement, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. If the bank or dealer were to default on its obligation under a repurchase agreement, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security. The Fund may not invest more than 15% (or 10% to the extent required by state law) of its net assets in repurchase agreements maturing in more than seven days, together with all other illiquid securities. In all instances, the Fund takes possession of the underlying securities when investing in repurchase agreements.



     Illiquid Securities. The Fund may not invest in securities which cannot be readily resold because of legal or contractual restrictions or which are otherwise not readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 15% of its net assets (or 10% to the extent required by state law) would be invested in such securities. Securities which the Fund has the right to put to the issuer or a standby bank or broker and receive the principal amount of redemption price thereof less transaction costs, on no more than seven days' notice or when the Fund has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice, are not subject to this restriction. The Fund may purchase, without regard to the foregoing limitation, securities which are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but can be offered and sold to 'qualified institutional buyers' as defined under Rule 144A under the Securities Act ('Rule 144A Securities'), provided that the Fund's Board of Trustees determines that such securities are liquid.


     Lending of Portfolio Securities. The Fund may from time to time lend securities from its portfolio, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of this loan, the Fund receives the income on both the loaned securities and the collateral and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Among the more significant restrictions, the Fund may not:

          --Invest in the securities of any one issuer if, immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the Fund's total assets, taken at market value, except that such restriction shall not apply to securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities.

          --Invest in the securities of any single issuer if, immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding voting securities of such issuer.

          --Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry.

     Nothing in the foregoing investment restrictions shall be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to the Fund by the issuer, except that no such purchase may be made if as a result the Fund will no longer be a diversified investment company as defined in the Investment Company Act or fail to meet the diversification requirements of the Internal Revenue Code of 1986, as amended.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

     The Trustees of the Fund consist of six individuals, five of whom are not 'interested persons' of the Fund as defined in the Investment Company Act. The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.


The Trustees are:

     ARTHUR ZEIKEL*--President of Merrill Lynch Asset Management, L.P., ('MLAM') and its affiliate, Fund Asset Management, L.P. ('FAM'); President and

        Director of Princeton Services, Inc.; Executive Vice President of Merrill Lynch; Executive Vice President of Merrill Lynch & Co., Inc. ('ML & Co.'); Director of Merrill Lynch Funds Distributor, Inc.


     JAMES H. BODURTHA--Chairman and CEO, China Enterprise Management
        Corporation.


     HERBERT I. LONDON--John M. Olin Professor of Humanities, Gallatin Division of New York University.

     ROBERT R. MARTIN--Director, WTC Industries, Inc.


     JOSEPH L. MAY--Attorney in private practice.


     ANDRE F. PEROLD--Professor, Harvard Business School.
---------------
* Interested person, as defined by the Investment Company Act, of the Fund.

INVESTMENT ADVISER

     The Fund's investment adviser is Merrill Lynch (Suisse) Investment Management S.A. The Investment Adviser, located at 18 Rue De Contamines, 1211 Geneva 3, Switzerland, is a subsidiary of Merrill Lynch Bank (Suisse), S.A. which is, in turn, an indirect subsidiary of ML & Co., a financial services holding company. Affiliates of the Investment Adviser serve as investment adviser or investment manager to over 130 registered investment companies with an aggregate of over $196.4 billion in assets as of January 31, 1996. As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1995, the fee paid by the Fund to the Investment Adviser was $1,644,757 (based upon average net assets of approximately $219.3 million and the effective rate was 0.75%). At January 31, 1996, the net assets of the Fund aggregated approximately $207.9 million. At this asset level, the annual management fee would aggregate approximately $1.6 million at an effective annual rate of 0.75%.


     FAM and Merrill Lynch Asset Management U.K. Limited ('MLAM U.K.') have been retained as sub-advisers (the 'Sub-Advisers') to the Fund. Pursuant to separate sub-advisory agreements with the Investment Adviser (the 'Sub-Advisory Agreements'), the Sub-Advisers provide investment advisory services with respect to the management of the Fund's cash position. The Fund does not pay any incremental fee for this service. For the fiscal year ended October 31, 1995, the Investment Adviser did not pay any fees to MLAM U.K. and FAM for investment advisory services provided to the Fund. FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and MLAM U.K. is located at Ropemaker Place, 25 Ropemaker Street, London, England. FAM is a wholly-owned subsidiary of ML & Co. ML & Co. and Princeton Services, Inc. are 'controlling persons' of FAM as defined under the Investment Company Act because of their power to exercise a controlling influence over its management policies. MLAM U.K. is an indirect subsidiary of ML & Co.


     Christine Pinto is primarily responsible for the day-to-day management of the Fund's portfolio and has served in that capacity since 1996. She has served as a Portfolio Manager and Deputy Manager of Merrill Lynch Bank (Suisse) S.A. since 1993. From 1981 to 1983 she was a Senior Equity Marketing Specialist in the Consumer Markets Group. From 1983 to 1993, she was Senior Investment Strategist and First Vice President of the Global Research and Economics Group.



     The Fund pays certain expenses incurred in its operations, including, among other things, the investment advisory fees, legal and audit fees, unaffiliated trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. For the fiscal year ended October 31, 1995, the ratio of total expenses, excluding account maintenance and distribution fees, to average net assets was 1.35% for the shares.


ADMINISTRATOR


     Princeton Administrators, LP (the 'Administrator'), an indirect subsidiary of ML & Co., acts as the Fund's administrator under the terms of the administration agreement between the Administrator and the Fund (the 'Administration Agreement'). The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis. For the fiscal year ended October 31, 1995, the total fee paid by the Fund to the Administrator was $548,251.


     The principal address of the Administrator is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

TRANSFER AGENCY SERVICES



     Merrill Lynch Financial Data Services, Inc. (the 'Transfer Agent'), which is an indirect subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the 'Transfer Agency Agreement'). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $11.00 per shareholder account and is entitled to reimbursement for out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For the fiscal year ended October 31, 1995, the total fee paid by the Fund to the Transfer Agent was $65,263. At January 31, 1996, the Fund had 4,069 shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate $44,759, plus miscellaneous and out-of-pocket expenses.

CODE OF ETHICS

     The Board of Trustees of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Act which incorporates the Code of Ethics of the Investment Adviser (together, the 'Codes'). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.


     The Codes require that all employees of the Investment Adviser preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a 'hot' initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading 'blackout periods' which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES


     Shares of the Fund are offered continuously for sale to clients of the Merrill Lynch Consults(Registered) Service by Merrill Lynch Funds Distributor, Inc., an indirect subsidiary of ML & Co. (the 'Distributor') and Merrill Lynch. The minimum initial purchase is $5,000, and the minimum subsequent purchase is $1,000. Shares of the Fund are offered to clients of Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service on the same terms as offered to clients of Merrill Lynch Consults(Registered) Service. Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service is a service designed by Merrill Lynch to provide business and individual clients with a comprehensive package of consulting, investment and account services.



     The Fund offers its shares at a public offering price equal to the next determined net asset value per share. As to purchase orders received by securities dealers, the applicable offering price will be based on the net asset value determined as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on the day the orders are placed with the Distributor, provided the orders are received by the Distributor prior to 12:00 P.M., New York time, on that day. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. If the purchase orders are not received by the Distributor prior to 12:00 P.M., New York time, such orders shall be deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund's shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Such fee is presently waived for clients of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service.


DISTRIBUTION PLAN

     Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act (the 'Distribution Plan'), the Fund pays the Distributor ongoing distribution and account maintenance fees, which are accrued daily and paid monthly, at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and Merrill Lynch for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and Merrill Lynch for providing shareholder and distribution services and bearing distribution related expenses of the Fund, including payments to financial consultants for selling shares of the Fund. For the fiscal year ended October 31, 1995, the Fund paid the Distributor $2,193,008 pursuant to the Distribution Plan, of which $1,644,757 was paid to Merrill Lynch for providing distribution-related services and $548,251 was paid to Merrill Lynch for providing account maintenance services to the Fund. At January 31, 1996, the net assets of the Fund subject to the Distribution Plan aggregated approximately $207.9 million. At this asset level, the annual fee payable pursuant to the Distribution Plan would aggregate approximately $2.1 million.




     The payments under the Distribution Plan are based upon a percentage of average daily net assets regardless of the amount of expenses incurred and, accordingly, distribution-related revenues may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plan. This information is presented annually as of December 31 of each year on a 'fully allocated accrual' basis and quarterly on a 'direct expense and revenue/cash' basis. On the fully allocated accrual basis, revenues consist of the distribution fees and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the distribution fees and the expenses consist of financial consultant compensation. As of December 31, 1994, the last date at which such fully allocated accrual data is available, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch since the Fund commenced operations on September 14, 1992 exceeded revenues for such period by approximately $340,000 (0.14% of net assets at that date). As of October 31, 1995, direct cash revenues for the period since commencement of operations exceeded direct cash expenses by approximately $3,298,822 (1.67% of net assets at that date).


     The Fund has no obligation with respect to distribution-related expenses incurred by the Distributor and Merrill Lynch and there is no assurance that the Board of Trustees of the Fund will approve the continuance of the Distribution Plan from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plan. In their review of the Distribution Plan, the Trustees will not be asked to take into consideration expenses incurred in connection with the distribution of shares of other funds for which the Distributor acts as distributor.

     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ('NASD') imposes a limitation on certain asset-based sales charges such as the distribution fee but not the account maintenance fee. As applicable to the Fund, the maximum sales charge rule limits the aggregate distribution fee payments payable by the Fund to (1) 6 1/4% of the eligible gross sales of shares of the Fund (defined to exclude shares issued pursuant to dividend reinvestments) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from payment of the distribution fee). To the extent payments would exceed the maximum permitted by the NASD, the Fund will not make further payments of the distribution fee; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     The Fund is required to redeem for cash all full and fractional shares of the Fund on receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. There will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION


     A shareholder wishing to redeem shares may do so without charge by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. The notice in either event requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on the Transfer Agent's register or on the certificate, as the case may be. The signatures on the notice must be guaranteed by an 'eligible guarantor institution' as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. 'Eligible guarantor institution(s)' include certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents, such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payment will be mailed within seven days of receipt of a proper notice of redemption.


     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 10 days.

REPURCHASE


     The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange on the day received and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on the same day. Dealers have the responsibility to submit such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund. Securities firms which do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a repurchase of shares to such customers. Such fee is presently waived for clients of the Merrill Lynch Consults(Registered) Service and of Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service. Redemptions directly through the Fund's Transfer Agent are not subject to a processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch.


     Investment Account. Distribution of shares of the Fund (other than reinvestment of dividends and capital gains distributions of the Fund) is limited to current clients of the Merrill Lynch Consults(Registered) Service and of Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service. If a client terminates the Merrill Lynch Consults(Registered) Service or the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service, the client's shares may be retained in the client's Merrill Lynch brokerage account, subject to the consent of Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened, automatically, without charge at the Transfer Agent. Shareholders interested in transferring their shares from Merrill Lynch to another brokerage firm may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that the shareholder be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.



     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.


     Automatic Reinvestment of Dividends and Capital Gains Distributions. All dividends and capital gains distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may at any time, by telephone (1-800-MER-FUND) or by written notification to Merrill Lynch if the shareholder's account is maintained with Merrill Lynch, or the Transfer Agent, if the shareholder's account is maintained with the Transfer Agent, elect to have subsequent dividends, or both dividends and capital gains distributions, paid in cash rather than reinvested, in which event payment will be mailed on or about the payment date.

     Merrill Lynch Asset Information and Measurement(Registered) Service. Clients of the Merrill Lynch Consults(Registered) Service and the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service are currently provided, without incremental charge, the Merrill Lynch Asset Information and Measurement(Registered) Service ('AIM(Registered)'). AIM(Registered) currently provides, through quarterly reports, the ability to monitor and evaluate performance of a Merrill Lynch Consults(Registered) Service or Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service account, including any shares of the Fund held in the account, and analyzes the risk taken to achieve the return. Shares of the Fund must be held in the account for a full quarterly period to be subject to such evaluation.


                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

     Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     The Fund may also quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

     On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Europe, Australia, Far East Index or performance data published by Lipper Analytical Services, Inc., Money Magazine, U.S. News & World Report, Business Week, Morningstar Publications, Inc., CDA Investment Technology, Inc., Ibbotson Associates, Forbes Magazine and Fortune Magazine or other industry publications. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     It is the Fund's intention to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized long- or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. Dividends will be reduced by account maintenance, distribution and transfer agency fees payable by shareholders of the Fund. See 'Additional Information--Determination of Net Asset Value.' Dividends and distributions may be reinvested automatically in shares of the Fund at net asset value. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. See 'Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions' for information as to how to elect either dividend reinvestment or cash payments.


     Certain gains or losses attributable to foreign currency gains or losses from certain forward contracts may increase or decrease the amount of the Fund's income available for distribution to shareholders. If such losses exceed other income during a taxable year, (a) the Fund would not be able to make any ordinary dividend distributions, and (b) distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's tax basis in his Fund shares for Federal income tax purposes. See 'Additional Information--Taxes.'

TAXES

     The Fund has qualified and intends to continue to qualify for the special tax treatment afforded regulated investment companies ('RICs') under the Internal Revenue Code of 1986, as amended (the 'Code'). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as 'ordinary income dividends') are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains are taxable to a shareholder as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares.


     Dividends and distributions are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record in such a month, then such dividend or distribution will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which the dividend was declared.


     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Investment income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Certain shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. Foreign tax credits cannot be claimed by certain retirement accounts. A shareholder that is a non-resident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such taxes.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Fund may invest in equity securities of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ('PFIC') for United States Federal income tax purposes. The Fund may be subject to United States Federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as 'excess distributions'), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs.


     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not 'regulated futures contracts,' and from unlisted options will be treated as ordinary income or loss under Code Section
988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisers as to whether any portion of the dividends they receive from the Fund is exempt from state income tax and as to any other specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

DETERMINATION OF NET ASSET VALUE


     Net asset value per share is determined once daily 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 P.M., New York time) on each day during which the New York Stock Exchange is open for trading. The net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser and the Administrator and the account maintenance fee and distribution fee payable to the Distributor, are accrued daily.



     Portfolio securities, which are traded on the stock exchanges, are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Board of Trustees of the Fund.



ORGANIZATION OF THE FUND


     The Fund is an unincorporated business trust organized on June 26, 1992 under the laws of Massachusetts. It is a diversified, open-end management investment company comprised of separate classes. The Trustees are authorized to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional classes of shares of the Fund. The Fund has received an order from the Securities and Exchange Commission permitting the issuance and sale of multiple classes of shares.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Trustees are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Shareholders may cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees at the request of 10% of the outstanding shares of the Fund. A Trustee may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Trustees.

     The Declaration of Trust of the Fund contemplates that the Fund may be terminated, solely upon a vote of the Board of Trustees of the Fund, and without a vote of shareholders, within five years after it commences operations if the Fund does not have net assets in excess of $100 million. Shareholders should be aware that their investment in the Fund may be liquidated in such event. Among other consequences, this could result in a taxable event for shareholders.


     The Declaration of Trust establishing the Fund dated June 26, 1992 and amended July 31, 1992, a copy of which, together with all amendments thereto (the 'Declaration'), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name 'Merrill Lynch Consults International Portfolio' refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the 'Trust Property' only shall be liable.

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:


                               Merrill Lynch Financial Data Services, Inc.
                               P.O. Box 45289
                               Jacksonville, Florida 32232-5289



The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

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                                       24

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                                       25

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                                       26

                                    ADVISER

               Merrill Lynch (Suisse) Investment Management S.A.
                              18 Rue De Contamines
                           1211 Geneva 3, Switzerland


                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9081
                        Princeton, New Jersey 08543-9081


                                 ADMINISTRATOR

                          Princeton Administrators, LP
                             800 Scudders Mill Road
                             Plainsboro, New Jersey
                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011


                                 TRANSFER AGENT

                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                             Jacksonville, Florida
                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289


                                   CUSTODIAN

                         Brown Brothers Harriman & Co.
                                40 Water Street
                          Boston, Massachusetts 02109


                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                              202 Carnegie Center
                        Princeton, New Jersey 08543-5321



                                    COUNSEL

                   Shereff, Friedman, Hoffman & Goodman, LLP
                                919 Third Avenue
                            New York, New York 10022

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISER, THE ADMINISTRATOR OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Fee Table......................................     2
Financial Highlights...........................     3
Risks and Special Considerations...............     4
Investment Objective and Policies..............     5
Management of the Fund.........................    13
  Board of Trustees............................    13
  Investment Adviser...........................    13
  Administrator................................    14
  Transfer Agency Services.....................    14
  Code of Ethics...............................    15
Purchase of Shares.............................    15
  Distribution Plan............................    15
Redemption of Shares...........................    17
Shareholder Services...........................    18
Performance Data...............................    19
Additional Information.........................    20
  Dividends and Distributions..................    20
  Taxes........................................    20
  Determination of Net Asset Value.............    22
  Organization of the Fund.....................    22
  Shareholder Reports..........................    23
  Shareholder Inquiries........................    23


Code # 16458-0296


Prospectus

                   [LOGO]
------------------------------------------------------

MERRILL LYNCH
CONSULTS
INTERNATIONAL
PORTFOLIO


INVESTMENT ADVISER:
MERRILL LYNCH (SUISSE) INVESTMENT MANAGEMENT S.A.


February 28, 1996


Distributor:
Merrill Lynch
Funds Distributor, Inc.

This Prospectus should be
retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 o PHONE NO. (609) 282-2800

                            ------------------------


     Merrill Lynch Consults International Portfolio, a Massachusetts business trust (the 'Fund'), is a diversified, open-end management investment company, seeking the highest total investment return consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States securities. Total investment return is the aggregate of income and capital value changes. Distribution of shares of the Fund is limited to current clients of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service. The Fund is designed for Merrill Lynch Consults(Registered) Service and Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service clients who seek to internationally diversify a portion of their investment portfolio.


     The Fund offers shares which may be purchased at a price equal to the next determined net asset value per share. Shares of the Fund are not subject to any sales charge, but are subject to an ongoing account maintenance fee at an annual rate of 0.25% of average daily net assets and an ongoing distribution fee at an annual rate of 0.75% of average daily net assets.

                            ------------------------


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated February 28, 1996 (the 'Prospectus'), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.


                            ------------------------

     MERRILL LYNCH (SUISSE) INVESTMENT MANAGEMENT S.A.--INVESTMENT ADVISER
               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                            ------------------------


   The date of this Statement of Additional Information is February 28, 1996.

                       INVESTMENT OBJECTIVE AND POLICIES



     The investment objective of the Fund is to seek the highest total investment return consistent with prudent risk through investment in a diversified international portfolio of equity securities, other than United States securities. Reference is made to 'Investment Objective and Policies' in the Prospectus for a discussion of the investment objective and policies of the Fund.


     The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation, or negative correlation, in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility may be reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

     While it is the policy of the Fund generally not to engage in trading for short-term gains, Merrill Lynch (Suisse) Investment Management S.A. (the 'Investment Adviser') will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. As a result of the investment policies described in the Prospectus, including changes in asset allocation under certain market conditions, the Fund's portfolio turnover may be higher than that of other investment companies. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months.


     The Fund may invest in the securities of foreign issuers in the form of depository receipts, including American Depository Receipts (ADRs) and European Depository Receipts (EDRs), Global Depository Receipts (GDRs), or other securities convertible into securities of foreign issuers. Depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

HEDGING TECHNIQUES

     Reference is made to the discussion under the caption 'Investment Objective and Policies--Hedging Techniques' in the Prospectus for information with respect to various portfolio strategies involving options and futures. The Fund may seek to hedge its portfolio against movements in the equity markets and exchange rates between currencies through the use of options and futures transactions and forward foreign exchange transactions. The Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. The Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, including related options on such futures, and securities the values of which are indexed to market values of equity securities, indices of equity securities, currencies or currency units. The Fund is authorized to enter into such options and futures transactions either on exchanges or in the over-the-counter ('OTC') markets. Each of such portfolio strategies is described in the Prospectus. Although certain risks are involved in options and futures transactions (as discussed in the Prospectus and below), the Investment Adviser believes that, because the Fund will engage in these transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of option and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. The following is further information relating to portfolio strategies involving options and futures the Fund may utilize.

     Hedging Investment Risks. The Fund may write (i.e., sell) covered call options on the equity securities in which it may invest and may enter into closing purchase transactions with respect to certain of such options. Covered call options serve as a partial hedge against the decline in price of the underlying security. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.



     The Fund may also purchase put options to hedge against a decline in the market value of its equity holdings. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction, and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased.

     The Fund also may engage in transactions in stock index options and futures. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated 'contracts markets' by the Commodity Futures Trading Commission ('CFTC').

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as 'initial margin' and represents a 'good faith' deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called 'variation margin,' are required to be made on a daily basis as the price of the futures contracts fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as 'mark to the market.' At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

     The Fund has received an order from the Securities and Exchange Commission exempting it from the provisions of Section 17(f) and Section 18(f) of the Investment Company Act of 1940, as amended (the 'Investment Company Act'), in connection with its strategy of investing in futures contracts. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f)

of the Investment Company Act prohibits an open-end investment company such as the Fund from issuing a 'senior security' other than a borrowing from a bank. The staff of the Securities and Exchange Commission has in the past indicated that a futures contract may be a 'senior security' under the Investment Company Act.

     Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the currency which is the subject of the hedge. If the price of the futures contract moves more or less than the price of the currency, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the currency which is the subject of the hedge.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into an option or futures transaction on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only over-the-counter options for which management believes the Fund can receive on each business day a bid or offer. In the case of a futures position or an option on a futures position written by the Fund, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the currency underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     The exchanges on which the Fund intends to conduct options transactions have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). 'Trading limits' are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose other sanctions or restrictions. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

     Hedging Foreign Currency Risks. Generally, the foreign exchange transactions of the Fund will be conducted on a spot, i.e., cash, basis at the spot rate then prevailing for purchasing or selling currency in the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than 1/10 of 1% due to the costs of converting from one currency to another. However, the Fund has authority to deal in forward foreign exchange between currencies of various countries and the dollar as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale and redemption of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not position hedge with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular foreign currency. If the Fund enters into a position hedging transaction, its custodian bank will place cash or liquid equity or debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Investment Adviser of the Fund. The Fund will not enter into a forward contract with a term of more than one year.

     As discussed in the Prospectus, the Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the price of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

     The United States government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in United States securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Fund are redeemable on a daily basis in United States dollars, the Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain United States dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

INVESTMENT RESTRICTIONS

     In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(ii) more than 50% of the outstanding shares). The Fund may not:

          1. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

          2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

          3. Purchase or sell real estate (including real estate limited partnerships), except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

          4.  Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

          5. Make short sales of securities or maintain a short position in securities. This restriction does not apply to hedging transactions or positions.

          6. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts or other securities shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in (7) below.

          7. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value, provided that such loans may be made only in accordance with the guidelines set forth below.

          8. Issue senior securities, borrow money or pledge its assets in excess of 20% of its total assets taken at market value (including the amount borrowed) and then only from a bank as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions. Usually only 'leveraged' investment companies may borrow in excess of 5% of their assets; however, the Fund will not borrow to increase income but only as a temporary measure for extraordinary or emergency purposes including to meet redemptions or to settle securities transactions which may otherwise require untimely dispositions of Fund securities. The Fund will not purchase securities while borrowings exceed 5% of total assets except (a) to honor prior commitments or (b) to exercise subscription rights where outstanding borrowings have been obtained exclusively for settlements of other securities transactions. For the purpose of this restriction, collateral arrangements with respect to the writing of options, and, if applicable, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.

          9. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which are otherwise not readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if at the time of acquisition more than 15% of its net assets would be invested in such securities. Securities which the Fund has the right to put to the issuer or a stand-by bank or broker and receive the principal amount of redemption price thereof less transaction costs, on no more than seven days' notice or when the Fund has the right to convert such securities into a readily marketable security in which it could otherwise invest upon not less than seven days' notice, are not subject to this restriction. The Fund may purchase, without regard to the foregoing limitation, securities which are not registered under the Securities Act of 1933, as amended (the 'Securities Act'), but can be offered and sold to 'qualified institutional buyers,' as defined under Rule 144A under the Securities Act ('Rule 144A securities'), provided that the Fund's Board of Trustees determines that such securities are liquid.

          10. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter in selling portfolio securities.

          11. Purchase or sell interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

     Additional investment restrictions adopted by the Fund, which may be changed by the Board of Trustees, provide that the Fund may not:

          (i) Invest in warrants if at the time of acquisition its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York or American Stock Exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          (ii) Purchase or sell commodities or commodity contracts, except that the Fund may deal in forward foreign exchange between currencies of the different countries in which it may invest or such currencies and the United States dollar and purchase and sell stock index and currency options and warrants, stock index futures, financial futures and currency futures contracts and related options on such futures.

          (iii) Invest in securities of corporate issuers having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of its total assets, taken at market value, would be invested in such securities.

          (iv) Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent described in the Fund's Prospectus or in this Statement of Additional Information, as amended from time to time.

          (v) Purchase puts, calls, straddles, spreads and any combination thereof if its net position in such securities would exceed 5% of the Fund's total assets.

     Notwithstanding the provisions of investment restriction (9) above, the securities laws of certain states in which the Fund's shares are registered for sale currently limit investment in the types of securities described in such restriction (excluding 144A securities) to 10% of the Fund's net assets. The

Fund will comply with this 10% restriction for so long as it remains applicable.

     Subject to investment restriction (7) above, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the United States government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Such cash will be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to the lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions.

     The Board of Trustees has established the policy that the Fund will not knowingly purchase or retain the securities of any issuer if those individual officers and Trustees of the Fund, the Investment Adviser, or the Distributor for the Fund each owning beneficially more than one-half of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

     Because of the affiliation of the Investment Adviser with the Fund, the Fund is prohibited from engaging in certain transactions involving the firm or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See 'Portfolio Transactions and Brokerage.' Without such an exemptive order, the Fund would be prohibited from engaging in portfolio transactions with the Investment Adviser or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act, in which such firm or any of its affiliates participate as an underwriter or dealer.

     The investment restrictions set forth in the Prospectus contain an exception that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, the Fund may not always realize full value on the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so or to forego exercising the rights.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.


     ARTHUR ZEIKEL (63)--President and Trustee (1)(2)--President of Merrill Lynch Asset Management, L.P., doing business as Merrill Lynch Asset Management ('MLAM') (which term as used herein includes its corporate predecessors), since 1977; President of Fund Asset Management, L.P. ('FAM') (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ('Princeton Services') since 1993; Executive Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated ('Merrill Lynch') since 1990 and Senior Vice President thereof from 1985 to 1990; Executive Vice President of Merrill Lynch & Co., Inc. ('ML & Co.') since 1990; Director of Merrill Lynch Funds Distributor, Inc. ('MLFD' or the 'Distributor').



     JAMES H. BODURTHA (51)--Trustee (2)--124 Long Pond Road, Plymouth, Massachusetts 02360. Chairman and Chief Executive Officer, China Enterprise Management Corporation since 1993; Chairman, Berkshire Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.



     HERBERT I. LONDON (56)--Trustee (2)--New York University--Gallatin Division, 113-115 University Place, New York, New York 10003. John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1973; Dean, Gallatin Division of New York University from 1978 to 1993 and Director from 1975 to 1976; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corporation since 1991; Overseer, Center for Naval Analyses.



     ROBERT R. MARTIN (68)--Trustee (2)--513 Grand Hill, St. Paul, Minnesota 55102. Director, WTC Industries, Inc., since 1994; Chairman and Chief Executive Officer, Kinnard Investments, Inc. from 1990 to 1993; Executive Vice President, Dain Bosworth from 1974 to 1989; Director, Carnegie Capital Management from 1977 to 1985 and Chairman thereof in 1979; Director, Securities Industry Association from 1981 to 1982 and Public Securities Association from 1979 to 1980; Trustee, Northland College since 1992.



     JOSEPH L. MAY (66)--Trustee (2)--424 Church Street, Suite 2000, Nashville,

Tennessee 37219. Attorney in private practice since 1984; President, May and Athens Hosiery Mills Division, Wayne-Gossard Corporation from 1954 to 1983; Vice President, Wayne-Gossard Corporation from 1972 to 1983; Chairman, The May Corporation (personal holding company) from 1972 to 1983; Director, Signal Apparel Company from 1972 to 1989.



     ANDRE F. PEROLD (43)--Trustee (2)--Morgan Hall, Soldiers Field, Boston, Massachusetts 02163. Professor, Harvard Business School and Associate Professor from 1983 to 1989; Trustee, The Common Fund, since 1989; Director, Quantec Limited since 1991 and Teknekron Software Systems since 1994.



     TERRY K. GLENN (55)--Executive Vice President (1)(2)--Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991.



     DONALD C. BURKE (35)--Vice President (1)(2)--Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP from 1981 to 1990.

     CHRISTINE L. PINTO (36)--Vice President (1)--Portfolio Manager and Deputy Manager of Merrill Lynch Bank (Suisse) S.A. since 1993; Senior Investment Strategist and First Vice President of the Global Research and Economics Group from 1983 to 1993.

     GERALD M. RICHARD (46)--Treasurer (1)(2)--Senior Vice President and Treasurer of FAM and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of MLFD since 1984 and Vice President since 1981; employee of MLFD since 1978.



     MARK B. GOLDFUS (49)--Secretary (1)(2)--Vice President of MLAM since 1985.


------------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a director, trustee or officer of other investment companies for which MLAM or FAM acts as Investment Adviser.




     As of January 31, 1996, the officers and Trustees of the Fund as a group (11 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.



     The Fund pays each Trustee not affiliated with the Investment Adviser a fee of $2,500 per year plus $250 per meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. The Fund also compensates members of its Audit Committee, which consists of all of the non-affiliated Trustees, $500 per year plus $125 for each meeting attended. For the fiscal year ended October 31, 1995, fees and expenses paid to the unaffiliated Trustees aggregated $24,418.


COMPENSATION OF TRUSTEES


     The following table sets forth, for the fiscal year ended October 31, 1995, compensation paid by the Fund to the non-interested Trustees, and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ('FAM/MLAM Advised Funds') to the non-interested Trustees.



                                                                                                        TOTAL
                                                                                                     COMPENSATION
                                                                                 PENSION OR         FROM FUND AND
                                                             AGGREGATE      RETIREMENT BENEFITS    FAM/MLAM ADVISED
                         NAME OF                            COMPENSATION     ACCRUED AS PART OF     FUNDS PAID TO
                         TRUSTEE                             FROM FUND         FUND EXPENSES         TRUSTEES(1)
---------------------------------------------------------   ------------    --------------------   ----------------
James H. Bodurtha                                               1,625               None                157,500*
Herbert I. London                                               4,500               None                157,500
Robert R. Martin                                                4,500               None                157,500
Joseph L. May                                                   4,500               None                157,500
Andre F. Perold                                                 4,500               None                157,500


------------------


(1)        In addition to the Fund, the Trustees serve on the boards of other FAM/MLAM Advised Funds as follows: Mr.
           Bodurtha (46 funds and portfolios); Mr. London (46 funds and portfolios); Mr. Martin (46 funds and portfolios);
           Mr. May (46 funds and portfolios); and Mr. Perold (46 funds and portfolios).

*          $157,500 represents the amount Mr. Bodurtha would have received if he had been a Trustee for the entire calendar year ended December 31, 1995. Mr. Bodurtha was elected to the Fund's Board of Trustees effective June
           23, 1995.

INVESTMENT ADVISER

     Reference is made to 'Management of the Fund--Investment Adviser' in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

     Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser or an affiliate for the Fund or other funds for which it may act as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.


     The Fund has entered into a management agreement with the Investment Adviser (the 'Investment Advisory Agreement'). As discussed in the Prospectus, the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.75% of average daily net assets of the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995, the total management fees paid by the Fund to the Investment Adviser were $384,718, $1,770,022 and $1,644,757, respectively. At January 31, 1996, the net assets of the Fund aggregated approximately $207.9 million. At this asset level, the annual management fee would aggregate approximately $1.6 million at an effective annual rate of 0.75%.



     FAM and Merrill Lynch Asset Management U.K. Limited ('MLAM U.K.') have been retained as sub-advisers (the 'Sub-Advisers') to the Fund. Pursuant to separate sub-advisory agreements with the Investment Adviser (each, a 'Sub-Advisory Agreement' and collectively, the 'Sub-Advisory Agreements'), the Sub-Advisers provide investment advisory services to the Fund with respect to the management of the Fund's cash position. For the fiscal year ended October 31, 1995, the Investment Adviser did not pay any fees to MLAM U.K. and FAM for investment advisory services provided to the Fund. FAM is located at 800 Scudders Mill Road, Plainsboro, N.J. 08536. MLAM U.K. is located at Ropemaker Place, 25 Ropemaker Street, London, England. FAM is a wholly-owned subsidiary of ML & Co., a financial services holding company. ML & Co. and Princeton Services, Inc. are

'controlling persons' of FAM as defined under the Investment Company Act because of their power to exercise a controlling influence over its management policies. MLAM U.K. is an indirect subsidiary of ML & Co.



     California imposes limitations on the expenses of the Fund. These expense limitations require that the Investment Adviser reimburse the Fund in an amount necessary to prevent the ordinary operating expenses of the Fund (excluding interest, taxes, account maintenance and distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. To date, such reimbursement has not been required. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

     The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, share certificates, shareholder reports and prospectuses and statements of additional information (except to the extent paid by the Fund's underwriters), charges of the custodian, any sub-custodian and transfer agent, fees of Princeton Administrators, L.P. (the 'Administrator'), expenses of redemption of shares, Securities and Exchange Commission fees, expenses of registering the shares under Federal, state or foreign laws, fees and expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. As required by the Fund's distribution agreement, its underwriters will pay certain of the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. See 'Purchase of Shares.'


     Duration and Termination. Unless earlier terminated as described below, the Investment Advisory Agreement and each Sub-Advisory Agreement will remain in effect for two years from the date of its adoption. Thereafter each such agreement will remain in effect from year to year if approved annually (a) by the Board of Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Investment Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of a majority of the outstanding voting securities of the Fund. Each Sub-Advisory Agreement also provides that it will terminate in the event of its assignment or upon the termination of the Investment Advisory Agreement, and further provides that such agreement may be terminated on 60 days' written notice by the Investment Adviser, the respective Sub-Adviser or by vote of the majority of the outstanding voting securities of the Fund.


                               PURCHASE OF SHARES

     Reference is made to 'Purchase of Shares' in the Prospectus for certain information as to the purchase of shares of the Fund (the 'shares').

     The Fund has entered into a distribution agreement with Merrill Lynch Funds Distributor, Inc. (the 'Distributor') in connection with the continuous offering of shares of the Fund (the 'Distribution Agreement'). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described under 'Management of the Fund--Advisory and Management Arrangements.'

DISTRIBUTION PLAN

     Reference is made to 'Purchase of Shares--Distribution Plan' in the Prospectus for certain information with respect to the distribution plan of the Fund (the 'Distribution Plan').


     The payment of the distribution fee and account maintenance fee is subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, the Distribution Plan provides that the Distributor shall provide and the Trustees shall review quarterly reports of the disbursement of the account maintenance fees and distribution fees paid to the Distributor. In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its shareholders. The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Trustees who are not 'interested persons' of the Fund, as defined in the Investment Company Act (the 'Independent Trustees'), shall be committed to the discretion of the Independent Trustees then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without shareholder approval, and all material amendments are required to be approved by the vote of Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place. For the fiscal year ended October 31, 1995, the Fund paid the Distributor $2,193,008 pursuant to the Distribution Plan, of which $548,251 was paid to Merrill Lynch for providing account maintenance services and $1,644,757 was paid to Merrill Lynch for providing distribution-related services to the Fund.



     The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ('NASD') imposes a limitation on certain asset-based sales charges such as the distribution fee but not the account maintenance fee. As applicable to the Fund, the maximum sales charge rule limits the aggregate distribution fee payments payable by the Fund to (1) 6 1/4% of the eligible gross sales of shares of the Fund (defined to exclude shares issued pursuant to dividend reinvestments) plus (2) interest on the unpaid balance at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from payment of the distribution fee). To the extent payments would exceed the maximum permitted by the NASD, the Fund will not make further payments of the distribution fee; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances, the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.



     The following table sets forth comparative information as of October 31, 1995 with respect to the shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and the Distributor's voluntary maximum for the period September 14, 1992 (commencement of operations of the Fund) to October 31, 1995.

                     DATA CALCULATED AS OF OCTOBER 31, 1995
                                 (IN THOUSANDS)



                                                                                                              ANNUAL
                                              ALLOWABLE   ALLOWABLE               AMOUNTS                  DISTRIBUTION
                                    ELIGIBLE  AGGREGATE  INTEREST ON  MAXIMUM    PREVIOUSLY    AGGREGATE  FEE AT CURRENT
                                     GROSS      SALES      UNPAID     AMOUNT      PAID TO       UNPAID      NET ASSET
                                    SALES(1)   CHARGES   BALANCE(2)   PAYABLE  DISTRIBUTOR(3)   BALANCE      LEVEL(4)

                                    --------  ---------  -----------  -------  --------------  ---------  --------------
Under NASD Rule
  As Adopted....................... $313,042   $19,565     $ 3,097    $22,662      $3,816       $18,847       $1,478
Under Distributor's
  Voluntary
  Waiver........................... $313,042   $19,565     $ 1,565    $21,130      $3,816       $17,315       $1,478


---------------
(1) Purchase price of all eligible shares sold since September 14, 1992 (commencement of operations of the Fund) other than shares acquired through dividend reinvestment.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in the Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of distribution fee payments and accruals.

(4) Provided to illustrate the extent to which the current level of distribution fee payments is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum or the NASD maximum.

                              REDEMPTION OF SHARES

     Reference is made to 'Redemption of Shares' in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Securities and Exchange Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

     Portfolio Turnover. The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when, in the opinion of the Investment Adviser, investment considerations warrant such action. As a result, portfolio turnover rate may vary greatly from year to year or during periods within a year. Also, the use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover than would otherwise be the case. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. A high rate of portfolio turnover would result in correspondingly greater brokerage commission expenses. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of Government securities and of all other securities, including options, whose maturity or expiration dates at the time of acquisition were one year or less) by the monthly average value of the securities in the Fund during the fiscal year. For the fiscal years ended October 31, 1995, 1994 and 1993, the rates of portfolio turnover were 17.31%, 24.64% and 32.54%, respectively.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of the brokerage. In executing such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. The Fund has no obligation to deal with any broker or group of brokers in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and policies established by the Board of Trustees of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.


     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions are generally higher than in the United States, although the Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.


     Foreign equity securities may be held by the Fund in the form of depository receipts, including ADRs or EDRs, or securities convertible into foreign equity securities. Depository receipts may be listed on stock exchanges or traded in over-the-counter markets in the United States or Europe or other countries, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

     The Fund may invest in securities traded in the over-the-counter markets and intends to deal directly with the dealers who make markets in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Securities and Exchange Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, the Fund will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. See 'Investment Objective and Policies--Investment Restrictions.'

     The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Fund. The Board will reconsider this matter from time to time.


     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Fund on the floor of any national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Fund at least annually setting forth the compensation it has received in connection with such transactions. For the fiscal year ended October 31, 1995, the Fund paid total brokerage of $471,006, of which $72,382, or approximately 15.5%, was paid to Merrill Lynch for effecting transactions involving 15.1% of the aggregate amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1994, the Fund paid total brokerage of $687,783, of which $41,123, or approximately 6.0%, was paid to Merrill Lynch for effecting transactions involving 5.5% of the aggregate amount of transactions in which the Fund paid brokerage commissions. For the fiscal year ended October 31, 1993, the Fund paid total brokerage of $790,205, of which $154,632 or approximately 20.0% was paid to Merrill Lynch for effecting transactions involving 18.9% of the aggregate amount of transactions in which the Fund paid brokerage commissions.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser and to the Administrator and the account maintenance fee and distribution fee payable to the Distributor, are accrued daily.



     Portfolio securities, including depository receipts, which are traded on the stock exchanges, are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price.



     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. Such valuations and procedures will be reviewed periodically by the Board of Trustees.



     Generally, trading in foreign securities, United States government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the direction of the Board of Trustees.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or Merrill Lynch. Certain of these services are available only to United States investors.

INVESTMENT ACCOUNT


     Distribution of shares of the Fund (other than reinvestment of dividends and capital gains distributions of the Fund) is limited to current clients of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service. Shareholders will receive statements of dividends and capital gains distributions.



     Share certificates are issued only for full shares and only upon the specific request of the shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from Merrill Lynch Financial Data Services, Inc. (the 'Transfer Agent').



     If a client terminates the Merrill Lynch Consults(Registered) Service or the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service, the client's shares may be retained in the client's Merrill Lynch brokerage account, subject to the consent of Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened, automatically, without charge, at the Transfer Agent. Shareholders interested in transferring their shares from Merrill Lynch may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he be issued certificates for his shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence.



AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

     Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-800-MER-FUND) to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on or about the payment date.


     Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.


MERRILL LYNCH ASSET INFORMATION AND MEASUREMENT(REGISTERED) SERVICE


     Clients of the Merrill Lynch Consults(Registered) Service and of the Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service are currently provided, without incremental charge, the Merrill Lynch Asset Information and Measurement(Registered) Service ('AIM(Registered)'). AIM(Registered) currently provides, through quarterly reports, the ability to monitor and evaluate performance of their Merrill Lynch Consults(Registered) Service or Merrill Lynch Strategic Portfolio Advisor(Service Mark) Service account, including shares of the Fund held in the account, and analyzes the risk taken to achieve the return. Shares of the Fund must be held in the account for a full quarterly period to be subject to such evaluation.


                                     TAXES


     The Fund has qualified and intends to remain qualified for the special tax treatment afforded regulated investment companies ('RICs') under the Internal Revenue Code of 1986, as amended (the 'Code'). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to shareholders. The Fund intends to distribute substantially all of such income.


     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as 'ordinary income dividends') are taxable to shareholders as ordinary income. Distributions made from the Fund's net realized long-term capital gains are taxable to a shareholder as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. A capital gains distribution with respect to shares held for six months or less, however, will cause any loss on a subsequent sale or exchange of such shares to be treated as long-term capital loss to the extent of such long-term capital gains distribution.


     Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions. It is not expected that any portion of the dividends paid by the Fund will be eligible for the corporate dividends received deduction. If the Fund pays a dividend that was declared in the previous October, November or December to shareholders of record in such a month, then such dividend or distribution will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which the dividend was declared.



     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.



     Investment income received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Certain shareholders may be able to claim United States foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such taxes in their United States income tax returns as gross income, treat such proportionate share as taxes paid by them and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain restrictions, use them as foreign tax credits against their United States income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. Foreign tax credits cannot be claimed by certain retirement accounts. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to United States withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such United States tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes.


     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on reportable dividends, capital gains distributions and redemption payments ('backup withholding'). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.


     When you sell shares in the Fund, you may realize a gain or loss. A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.


     The Fund may invest in equity securities of investment companies (or similar investment entities) organized under foreign law or of ownership interests in special accounts, trusts or partnerships. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ('PFIC') for United States Federal income tax purposes. The Fund may be subject to United States Federal income tax, and an additional tax in the nature of interest, on a portion of distributions from such company and on gain from the disposition of such shares (collectively referred to as 'excess distributions'), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, an amount equal to at least 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

TAX TREATMENT OF FORWARD FOREIGN EXCHANGE TRANSACTIONS

     The Fund may write, purchase or sell options, futures or forward foreign exchange contracts. Unless the Fund is eligible to make and makes a special election, such options, futures or forward foreign exchange contracts that are 'Section 1256 contracts' will be 'marked to market' for Federal income tax purposes at the end of each taxable year, i.e., each option, futures or forward foreign exchange contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in options, futures or forward foreign exchange contracts will be 60% long-term and 40% short-term capital gain or loss.


     Code Section 1092, which applies to certain 'straddles,' may affect the taxation of the Fund's transactions in options, futures or forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in forward foreign exchange contracts. Similarly, Code Section 1091, which deals with 'wash sales,' may cause the Fund to postpone recognition of certain losses for tax purposes.


     One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income may be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an option, futures or forward foreign exchange contract.

SPECIAL RULES FOR OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS

     In general, gains from 'foreign currencies' and from forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund. The Fund may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from forward contracts will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Fund shares.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions may also be subject to state and local taxes.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted, and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     Set forth is total return information for shares of the Fund for the period indicated.


                                                                                             REDEEMABLE VALUE
                                                                          EXPRESSED AS A     OF A HYPOTHETICAL
                                                                         PERCENTAGE BASED    $1,000 INVESTMENT
                                                                         ON A HYPOTHETICAL     AT THE END OF
     PERIOD                                                              $1,000 INVESTMENT      THE PERIOD
----------------------------------------------------------------------  -------------------  -----------------
                                                                             AVERAGE ANNUAL TOTAL RETURN
One Year Ended October 31, 1995.......................................           (1.68)%        $    983.20
Inception (September 14, 1992) to October 31, 1995....................            7.85%         $  1,266.60


FOR YEAR ENDED OCTOBER 31,                                                       ANNUAL TOTAL RETURN
----------------------------------------------------------------------
1995..................................................................           (1.68)%        $    983.20
1994..................................................................            9.74%         $  1,097.40
1993..................................................................           22.29%         $  1,222.90
Inception (September 14, 1992) to October 31, 1992....................           (4.00)%        $    960.00

                                                                                AGGREGATE TOTAL RETURN
Inception (September 14, 1992) to October 31, 1995....................           26.66%         $  1,266.60

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund is an unincorporated business trust organized on June 26, 1992 under the laws of Massachusetts. It is a diversified, open-end management investment company comprised of separate classes. The Trustees are authorized to issue an unlimited number of full and fractional shares of beneficial interest of $.10 par value of different classes. Shareholder approval is not required for the authorization of additional classes of shares of the Trust. The Trust has received an order from the Commission permitting the issuance and sale of two classes of shares.


     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Trustees are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Share certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case. Shareholders may cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees at the request of 10% of the outstanding shares of the Fund. A Trustee may be removed at a special meeting of shareholders by a vote of a majority of the votes entitled to be cast for the election of Trustees.


     The Declaration of Trust of the Fund contemplates that the Fund may be terminated, solely upon a vote of the Board of Trustees of the Fund, and without a vote of shareholders, within five years after it commences operations if the Fund does not have net assets in excess of $100 million. Shareholders should be aware that their investment in the Fund may be liquidated in such event. Among other consequences, this could result in a taxable event for shareholders.

     The Declaration of Trust establishing the Fund, dated June 26, 1992 and amended on July 31, 1992, a copy of which, together with all amendments thereto (the 'Declaration'), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name 'Merrill Lynch Consults International Portfolio' refers to the Trustees under the Declaration collectively as trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund but the 'Trust Property' only shall be liable.

COMPUTATION OF OFFERING PRICE PER SHARE


     The offering price for shares of the Fund, based on the value of the Fund's net assets as of October 31, 1995, is calculated as follows:



Net Assets....................................................................   $197,077,135
                                                                                 ------------
                                                                                 ------------
Number of Shares Outstanding..................................................     16,050,472
                                                                                 ------------
                                                                                 ------------
Net Asset Value Per Share (net assets divided by number of shares
  outstanding)................................................................   $      12.28
Sales Charge..................................................................           none
                                                                                 ------------
Offering Price................................................................   $      12.28
                                                                                 ------------

                                                                                 ------------


INDEPENDENT AUDITORS


     Ernst & Young LLP, 202 Carnegie Center, Princeton, New Jersey 08543-5321, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.


CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the Custodian of the Fund's assets. Under its contract with the Fund, the Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT


     Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32232-5289, acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See 'Management of the Fund--Transfer Agency Services' in the Prospectus.


ADMINISTRATOR

     Princeton Administrators, LP, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, acts as the Fund's administrator. See 'Management of the Fund--Administrator' in the Prospectus.

LEGAL COUNSEL

     Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on October 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.


     After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.


     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares on February 1, 1996.


                            ------------------------

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees,
MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO



We have audited the accompanying statement of assets and liabilities of Merrill Lynch Consults International Portfolio, including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.




In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Consults International Portfolio at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                         ERNST & YOUNG LLP


Princeton, New Jersey
December 1, 1995

       Merrill Lynch Consults International Portfolio, October 31, 1995


SCHEDULE OF INVESTMENTS
LATIN                                Shares                                                                Value    Percent of
AMERICA      Industries               Held                      Stocks                     Cost          (Note 1a)  Net Assets
Argentina    Banking                124,027     Banco de Galicia y Buenos Aires
                                                S.A. (ADR)*                            $  2,750,621     $  2,356,513    1.2%

             Oil & Related          127,000     YPF S.A. (ADR)*                           2,978,847        2,174,875    1.1

                                                Total Investments in Argentine
                                                Stocks                                    5,729,468        4,531,388    2.3


Chile        Glass Packaging         50,000     Cristalerias de Chile S.A. (ADR)*         1,024,719        1,212,500    0.6

                                                Total Investments in Chilean Stocks       1,024,719        1,212,500    0.6


Mexico       Beverage                29,200     Panamerican Beverages Inc.                  844,752          799,350    0.4

             Building &             175,000     Empresas ICA Sociedad Controladora,
             Construction                       S.A. de C.V. (ADR)*                       2,646,374        1,662,500    0.8

             Telecommunications      55,000     Telefonos de Mexico, S.A. de C.V.
                                                (ADR)*                                    2,896,991        1,512,500    0.8

                                                Total Investments in Mexican
                                                Stocks                                    6,388,117        3,974,350    2.0


                                                Total Investments in Latin
                                                America                                  13,142,304        9,718,238    4.9

NORTH
AMERICA


Canada       Metals                 132,700     Noranda, Inc.                             2,176,720        2,658,451    1.4

                                                Total Investments in North America        2,176,720        2,658,451    1.4

PACIFIC
BASIN


Australia    Metals                 277,200     Broken Hill Proprietary, Ltd.             2,767,090        3,752,648    1.9

             Publishing             560,000     News Corporation, Ltd. (Ordinary)         2,410,336        2,822,662    1.4


                                                Total Investments in Australian
                                                Stocks                                    5,177,426        6,575,310    3.3


Hong Kong    Multi-Industry         500,000     Hutchison Whampoa, Ltd.                   2,336,145        2,755,142    1.4
                                    560,000     Swire Pacific Ltd. (Class A)              4,361,458        4,201,268    2.1

                                                Total Investments in Hong Kong
                                                Stocks                                    6,697,603        6,956,410    3.5


Indonesia    Telecommuni-            52,000     P.T. Indonesian Satellite (ADR)*          1,942,400        1,722,500    0.9
             cations

                                                Total Investments in Indonesian
                                                Stocks                                    1,942,400        1,722,500    0.9


Japan        Apparel                270,000     Tokyo Style Co., Ltd.                     4,641,901        4,102,941    2.1
                                    500,000     Toray Industries, Inc.                    3,864,992        3,132,353    1.6
                                                                                       ------------     ------------  ------
                                                                                          8,506,893        7,235,294    3.7

             Automobile &           502,000     Yamaha Motors Co., Ltd.                   4,309,498        3,937,255    2.0
             Equipment

             Building &              40,000     Daiwa House Industry Co., Ltd.              583,662          600,000    0.3
             Construction           245,000     Okumura Corp.                             2,020,587        2,147,353    1.1
                                                                                       ------------     ------------  ------

                                      27

                                                                                          2,604,249        2,747,353    1.4

             Chemicals              410,000     Mitsui Petrochemical Industries,
                                                Ltd.                                      2,463,356        3,259,902    1.7
                                    310,000     Sekisui Chemical Co., Ltd.                2,983,828        4,042,157    2.0
                                                                                       ------------     ------------  ------
                                                                                          5,447,184        7,302,059    3.7

             Electric               111,100     Kansai Electric Power Co., Inc.           3,037,494        2,614,118    1.3
             Utilities

             Electrical             435,000     Hitachi, Ltd.                             3,600,724        4,477,941    2.3
             Equipment

             Electronic             500,000     Hitachi Cable, Ltd.                       3,871,452        3,593,137    1.8
             Components

             Electronics            257,000     Matsushita Electric Industrial
                                                Co., Ltd.                                 3,522,654        3,653,431    1.9


             Financial              213,000     Nomura Securities Co., Ltd.               4,746,603        3,905,000    2.0
             Services

             Food Processing        200,000     Nippon Meat Packers, Inc.                 2,679,349        2,725,490    1.4

             Household              310,000     Kao Corp.                                 3,553,422        3,768,627    1.9
             Products

             Insurance              572,000     Nippon Fire & Marine Insurance
                                                Co., Ltd.                                 4,139,949        3,084,314    1.6

             International          440,000     Sumitomo Corp.                            3,919,593        4,011,765    2.0
             Trade

             Machinery              520,000     Mitsubishi Heavy Industries, Ltd.         3,349,314        4,022,353    2.0

             Merchandising           71,000     Ito-Yokado Co., Ltd.                      3,371,372        3,891,078    2.0

             Metals               1,400,000   ++Sumitomo Metal Industries, Ltd.           4,064,328        3,801,961    1.9

             Office Equipment       226,000     Canon, Inc.                               3,202,973        3,877,451    2.0

             Pharmaceuticals        145,000     Yamanouchi Pharmaceutical Co.,
                                                Ltd.                                      2,961,571        3,241,176    1.6

             Printing               200,000     Dai Nippon Printing, Ltd.                 3,371,268        3,196,078    1.6

             Transportation         430,000     Kamigumi Co., Ltd.                        4,915,841        3,899,510    2.0

                                                Total Investments in Japanese
                                                Stocks                                   79,175,731       78,985,391   40.1


Malaysia     Conglomerates        1,200,000     Sime Darby BHD                            2,737,495        2,998,819    1.5

                                                Total Investments in Malaysian
                                                Stocks                                    2,737,495        2,998,819    1.5


Singapore    Shipbuilding           550,000     Jurong Shipyard, Ltd.                     4,403,226        3,658,364    1.9

                                                Total Investments in Singaporean
                                                Stocks                                    4,403,226        3,658,364    1.9


Thailand     Agriculture            333,000     Charoen Pokphand Feedmill Co., Ltd.       1,608,648        1,694,118    0.9

             Banking                120,000     Bangkok Bank Co., Ltd.                    1,380,245        1,240,064    0.6

             Real Estate            197,300     MDX Co., Ltd. - Foreign                   1,295,549          358,763    0.2

                                                Total Investments in Thai Stocks          4,284,442        3,292,945    1.7



                                                Total Investments in the Pacific
                                                Basin                                   104,418,323      104,189,739   52.9

                                      28

SCHEDULE OF INVESTMENTS (concluded)
WESTERN                              Shares                                                                Value    Percent of
EUROPE       Industries               Held                      Stocks                     Cost          (Note 1a)  Net Assets
France       Advertising             52,000     Havas S.A.                             $  4,140,514     $  3,608,967    1.8%

             Oil & Related           54,000     Societe Nationale Elf Aquitaine
                                                (Ordinary)                                4,038,687        3,681,441    1.9

                                                Total Investments in French Stocks        8,179,201        7,290,408    3.7


Germany      Utility                103,000     Veba AG                                   3,114,393        4,237,165    2.1

                                                Total Investments in German Stocks        3,114,393        4,237,165    2.1


Italy        Building               230,000     Italcementi S.p.A.                        1,496,298        1,423,679    0.7
             Materials

             Financial              240,000   ++Istituto Mobiliare Italiano S.p.A.
             Services                           (Ordinary)                                1,503,756        1,313,643    0.7

             Telecommunications   1,580,000     Societa Finanziara Telefonica
                                                S.p.A. (STET)                             4,198,505        4,482,939    2.3

                                                Total Investments in Italian Stocks       7,198,559        7,220,261    3.7


Netherlands  Food                    22,500     Unilever N.V.                             2,439,371        2,942,484    1.5

             Publishing              20,000     Verenigde Nederlandse Uitgevbedri
                                                Verigd Bezit N V. (Ordinary)              2,359,724        2,808,532    1.4

                                                Total Investments in Netherlands
                                                Stocks                                    4,799,095        5,751,016    2.9


Norway       Pharmaceuticals         60,000     Hafslund Nycomed 'B' Fria                 1,070,293        1,679,537    0.9

             Shipbuilding           105,000     Kvaerner A.S. 'B' Shares                  5,085,432        4,189,189    2.1

                                                Total Investments in Norwegian
                                                Stocks                                    6,155,725        5,868,726    3.0


Spain        Oil & Related          100,000     Repsol S.A.                               3,109,463        2,988,930    1.5

             Utility                 41,000     Empresa Nacional de Electricidad S.A.     1,716,082        2,040,754    1.0

                                                Total Investments in Spanish Stocks       4,825,545        5,029,684    2.5



Switzerland  Machinery                2,100     Sulzer Gebruder AG (Registered)           1,544,641        1,343,303    0.7

             Pharmaceuticals          7,200     Ciba-Geigy AG (Registered)                3,769,874        6,244,574    3.2

                                                Total Investments in Swiss Stocks         5,314,515        7,587,877    3.9


United       Beverage               410,000     Grand Metropolitan PLC (Ordinary)         2,663,875        2,840,058    1.4
Kingdom
             Conglomerates          750,000     BTR PLC (Ordinary)                        4,302,732        3,985,380    2.0

             Machinery              280,000     Siebe PLC (Ordinary)                      2,276,580        3,332,221    1.7

             Natural Gas Utilities  390,000     British Gas PLC (Ordinary)                1,848,274        1,486,452    0.8

             Publishing             175,000     Reed International PLC (Ordinary)         1,773,302        2,662,455    1.3

             Retail                 400,000     Boots Company PLC                         3,588,607        3,539,397    1.8

             Telecommunications     550,000     British Telecommunications PLC            3,513,618        3,274,891    1.7

                                                Total Investments in United
                                                Kingdom Stocks                           19,966,988       21,120,854   10.7


                                                Total Investments in Western
                                                Europe                                   59,554,021       64,105,991   32.5


                                      29

                                    Face
                                   Amount              Short-Term Securities
United       Commercial        $  5,104,000     Ford Motor Credit Co., 5.87%
States       Paper**                            due 11/01/1995                            5,104,000        5,104,000    2.6

                                                Total Investments in Short-Term
                                                Securities                                5,104,000        5,104,000    2.6


             Total Investments                                                         $184,395,368      185,776,419   94.3
                                                                                       ============
             Unrealized Appreciation on Forward Foreign Exchange Contracts***                             12,452,034    6.3
             Liabilities in Excess of Other Assets                                                        (1,151,318)  (0.6)
                                                                                                        ------------  ------
             Net Assets                                                                                 $197,077,135  100.0%
                                                                                                        ============  ======





           ++Non-income producing security.
            *American Depositary Receipts (ADR).
           **Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.
          ***Forward foreign exchange contracts as of October 31, 1995 were as follows:

                 Foreign                                      Unrealized
                Currency                 Expiration          Appreciation
                  Sold                      Date               (Note 1c)

             YEN 6,920,000,000          January 1996          $12,452,034

             Total (US$ Commitment--$81,125,440)              $12,452,034
                                                              ===========

             See Notes to Financial Statements.

                                      30


STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1995
Assets:             Investments, at value (identified cost--$184,395,368)
                    (Note 1a)                                                                               $185,776,419
                    Unrealized appreciation on forward foreign exchange
                    contracts (Note 1c)                                                                       12,452,034
                    Cash                                                                                         833,930
                    Foreign cash (Note 1b)                                                                       823,871
                    Receivables:
                      Securities sold                                                      $  1,362,737
                      Beneficial interest sold                                                  605,236
                      Dividends                                                                 533,674        2,501,647
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      49,367
                    Prepaid registration fees and other assets (Note 1f)                                          19,964
                                                                                                            ------------
                    Total assets                                                                             202,457,232
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,161,757
                      Beneficial interest redeemed                                              707,308
                      Distributor (Note 2)                                                      174,003
                      Investment adviser (Note 2)                                               130,502
                      Administration fee (Note 2)                                                43,501
                      Commissions                                                                28,833        5,245,904
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       134,193
                                                                                                            ------------
                    Total liabilities                                                                          5,380,097
                                                                                                            ------------

Net Assets:         Net assets                                                                              $197,077,135
                                                                                                            ============
Net Assets          Common shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $  1,605,047
                    Paid-in capital in excess of par                                                         182,434,994
                    Accumulated investment loss--net                                                            (897,752)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                            84,978
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         13,849,868
                                                                                                            ------------
                    Net assets--Equivalent to $12.28 per share based on 16,050,472
                    shares of beneficial interest outstanding                                               $197,077,135
                                                                                                            ============



STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 1995
Investment          Dividends (net of $579,725 foreign withholding tax)                                     $  3,928,148
Income              Interest and discount earned                                                                 322,487
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               4,250,635
                                                                                                            ------------

                                      31

Expenses:           Distribution fees (Note 2)                                             $  1,644,757
                    Investment advisory fees (Note 2)                                         1,644,757
                    Account maintenance fees (Note 2)                                           548,251
                    Administration fees (Note 2)                                                548,251
                    Custodian fees                                                              223,064
                    Professional fees                                                            68,863
                    Transfer agent fees (Note 2)                                                 65,263
                    Registration fees (Note 1f)                                                  47,553
                    Printing and shareholder reports                                             41,256
                    Amortization of organization expenses (Note 1f)                              26,607
                    Trustees' fees                                                               24,418
                    Pricing fees                                                                  9,746
                    Other                                                                       255,601
                                                                                           ------------
                    Total expenses                                                                             5,148,387
                                                                                                            ------------
                    Investment loss--net                                                                        (897,752)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                        7,293,932
(Loss) on             Foreign currency transactions--net                                     (7,191,339)         102,593
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      (20,825,013)
(Notes 1b, 1c,        Foreign currency transactions--net                                     12,649,522       (8,175,491)
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized loss on investments and
                    foreign currency transactions                                                             (8,072,898)
                                                                                                            ------------
                    Net Decrease in Net Assets Resulting from Operations                                    $ (8,970,650)
                                                                                                            ============


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Year Ended October 31,
                    Increase (Decrease) in Net Assets:                                        1995              1994
Operations:         Investment loss--net                                                   $   (897,752)    $ (1,326,690)
                    Realized gain on investments and foreign currency
                    transactions--net                                                           102,593        7,972,536
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       (8,175,491)      13,095,611
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               (8,970,650)      19,741,457
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net                                        (6,621,521)        (834,656)
Shareholders                                                                               ------------     ------------
(Note 1g):          Net decrease in net assets resulting from distributions
                    to shareholders                                                          (6,621,521)        (834,656)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                        (59,817,607)      77,824,155
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                 (75,409,778)      96,730,956
                    Beginning of year                                                       272,486,913      175,755,957
                                                                                           ------------     ------------
                    End of year                                                            $197,077,135     $272,486,913
                                                                                           ============     ============


                    See Notes to Financial Statements.

                                      32


FINANCIAL HIGHLIGHTS
                                                                                                                For the
                    The following per share data and ratios have                                                 Period
                    been derived from information provided in the                                               Sept 14,
                    financial statements.                                                                      1992++ to
                                                                               For the Year Ended October 31,   Oct. 31,
                    Increase (Decrease) in Net Asset Value:                     1995++++   1994++++    1993++++   1992++++
Per Share           Net asset value, beginning of period                      $  12.83   $  11.74    $   9.60   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:          Investment loss--net                                        (.05)      (.12)       (.08)      (.02)
                      Realized and unrealized gain (loss) on
                      investments--net                                            (.18)      1.26        2.22       (.38)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              (.23)      1.14        2.14       (.40)
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on
                    investments--net                                              (.32)      (.05)         --         --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  12.28   $  12.83    $  11.74   $   9.60
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          (1.68%)     9.74%      22.29%     (4.00%)+++
Return:                                                                       ========   ========    ========   ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                   1.35%      1.27%       1.76%      2.50%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses, net of reimbursement                               2.35%      2.27%       2.76%      3.50%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     2.35%      2.27%       2.76%      4.45%*
                                                                              ========   ========    ========   ========
                    Investment loss--net                                         (.41%)     (.56%)      (.86%)   (2.77%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $197,077   $272,487    $175,756   $ 16,636
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          17.31%     24.64%      32.54%        --%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

                                      33




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Consults International Portfolio (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Realized and unrealized gains/losses on foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contract.

* Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Costs related to the organization of the Fund are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

                                      34

NOTES TO FINANCIAL STATEMENTS (concluded)


(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch (Suisse) Investment Management S.A. (the "Investment Adviser"). The Investment Adviser is a subsidiary of Merrill Lynch Bank (Suisse) S.A. which is, in turn, an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."). Fund Asset Management, L.P. ("FAM") and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") have been retained as sub-advisers (the "Sub-Advisers") to the Fund. Pursuant to sub-advisory agreements, the Sub-Advisers will provide investment advisory services with respect to the management of the Fund's cash position.

As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund will not pay any incremental fee to the Sub-Advisers for their services.

Certain states in which shares of the Fund qualify for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that the Investment Adviser reimburse the Fund to the extent that expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. The Investment Adviser's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

The Fund has an Administrative Agreement with Princeton Administrators, Inc. (the "Administrator"), an indirect subsidiary of ML & Co. The Administrator performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including maintaining the books and records of the Fund, preparing reports and other documents required by United States Federal, state and other applicable laws and regulations to maintain the registration of the Fund and its shares and providing the Fund with administrative office facilities. For the services rendered to the Fund and the facilities furnished, the Fund pays the Administrator a monthly fee equal to 0.25% of the Fund's average daily net assets. Also, accounting services are provided to the Fund by the Administrator, and the Fund reimburses the Administrator for its costs in connection with such services on a semi-annual basis.

The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 pursuant to which Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), which is an indirect subsidiary of ML & Co., receives ongoing distribution and account maintenance fees, which are accrued daily and paid monthly at the annual rates of 0.75% and 0.25%, respectively, of the average daily net assets of the Fund. Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance activities and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance activities to the Fund's shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution services and bearing distribution-related expenses of the Fund, including payments to financial consultants for selling shares of the Fund.

                                      35

As authorized by the Plan, the Distributor has entered into an agreement with MLPF&S, an affiliate of the Investment Adviser, which provides for the compensation of MLPF&S for providing account maintenance and distribution-related services to the Fund. For the year ended October 31, 1995, MLFD earned $2,193,008 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent.

In addition, MLPF&S received $60,793 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1995.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, the Investment Adviser (including their affiliated companies), MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $37,171,265 and $107,675,309, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995, were as follows:



                                           Realized      Unrealized
                                        Gains (Losses)     Gains

Long-term investments                    $ 7,293,932    $ 1,381,051
Foreign currency transactions                (39,222)        16,783
Forward foreign exchange contracts        (7,152,117)    12,452,034
                                         -----------    -----------
Total                                    $   102,593    $13,849,868
                                         ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $1,369,488, of which $16,216,662 related to appreciated securities and $14,847,174 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $184,406,931.


4. Beneficial Interest Transactions:
Transactions in shares of beneficial interest were as follows:


For the Year Ended                                         Dollar
October 31, 1995                            Shares         Amount

Shares sold                                1,857,251   $ 21,980,972
Shares issued to shareholders in
reinvestments of distributions               501,369      5,855,982
                                        ------------   ------------
Total issued                               2,358,620     27,836,954
Shares redeemed                           (7,550,747)   (87,654,561)
                                        ------------   ------------
Net decrease                              (5,192,127)  $(59,817,607)
                                        ============   ============


For the Year Ended                                         Dollar
October 31, 1994                            Shares         Amount

Shares sold                               10,276,710   $128,040,343
Shares issued to shareholders in

reinvestments of distributions                56,819        680,122
                                        ------------   ------------
Total issued                              10,333,529    128,720,465
Shares redeemed                           (4,065,998)   (50,896,310)
                                        ------------   ------------
Net increase                               6,267,531   $ 77,824,155
                                        ============   ============



5. Commitments:
At October 31, 1995, the Fund had foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $3,336,000 and $1,358,000, respectively.

                                      36


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                                       37
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                                       38
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                                       39

                               TABLE OF CONTENTS

                                                  PAGE
                                                  ----
Investment Objective and Policies..............     2
  Hedging Techniques...........................     3
  Investment Restrictions......................     6
Management of the Fund.........................    10
  Trustees and Officers........................    10
  Compensation of Trustees.....................    11
  Investment Adviser...........................    12
Purchase of Shares.............................    13
Redemption of Shares...........................    15
Portfolio Transactions and Brokerage...........    16
Determination of Net Asset Value...............    17
Shareholder Services...........................    18
Taxes..........................................    19
Performance Data...............................    22
General Information............................    23
  Description of Shares........................    23
  Computation of Offering Price
     Per Share.................................    24
  Independent Auditors.........................    24
  Custodian....................................    24
  Transfer Agent...............................    24
  Administrator................................    24
  Legal Counsel................................    24
  Reports to Shareholders......................    25
  Additional Information.......................    25
Report of Independent Auditors.................    26
Financial Statements...........................    27


                                                                Code #16459-0296


Statement of
Additional Information

                                   (Art Work)

------------------------------------------------------

MERRILL LYNCH
CONSULTS
INTERNATIONAL
PORTFOLIO

Investment Adviser:

Merrill Lynch (Suisse) Investment Management S.A.


February 28, 1996


Distributor:
Merrill Lynch
Funds Distributor, Inc.